{00029068.DOC;1}

                       SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

          Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) February 5, 2004

                            GLEN MANOR RESOURCES INC.
             (Exact name of registrant as specified in its charter)

     Nevada                                 0-31757               98-0233452
(State  or  other  jurisdiction     (Commission  File  No.)     (IRS  Employee
   or  incorporation)                                           Identification
                                                                    Number)


5910  So.  University  Blvd.  C-18  Box  222,
Greenwood  Village,  Colorado                               80121
(Address  of  principal executive offices)             (Postal Code)

                                  720-232-7296
              (Registrant's telephone number, including area code)

Item  4.        Change  of  Registrant's  Certifying  Accountants:

     (a)  Previous  independent  accountants

         (i) On February 5, 2004, the Registrant dismissed Sellers & Andersen, LLC as the Registrant's independent accountants.

          (ii) Sellers & Andersen, LLC's reports on the Registrant's financial statements as of and for the year ended October 31, 2002 contained no adverse opinions or disclaimers of opinion and were not modified or qualified as to audit scope or accounting principles, but did contain modifications as to the Registrant's ability to continue as a going concern.

          (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

          (iv) During the fiscal year ended October 31, 2002 and through the subsequent interim period ended February 5, 2004, to the best of the Registrant's knowledge, there have been no disagreements with Sellers & Andersen, LLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement if not resolved to the satisfaction of Sellers & Andersen, LLC would have caused them to


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               make reference in connection with its report on the financial statements of the Registrant for such years.

          (v) During the fiscal year ended October 31, 2002 and through the subsequent interim period ended February 5, 2004, Sellers & Andersen, LLC did not advise the Registrant on any matter set forth in Item 304 (a) (1) (iv)(B) of Regulation S-B.

          (vi) The Registrant requested that Sellers & Andersen, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

     (b)  New Independent Accountants

          On February 5, 2004, the Registrant engaged Madsen & Associates, CPA's Inc. to audit its financial statements for the year ended October 31, 2003. During the most recent fiscal year end October 31, 2002 and through February 5, 2004, the Registrant did not consult with Madsen & Associates, CPA's Inc. regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv)(A) of Regulation S-B or an event, as that term is defined in Item 304 (a)(1)(iv)(B) of Regulation S-B.

Item  7.          Financial  Statements  and  Exhibits

     (c)  Exhibit:

          16.  1  Letter  from  Sellers  &  Andersen,  LLC  dated  March 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glen  Manor  Resources  Inc.




Jerrold  Burden                                 Dated:     March  1,  2004
Chief  Executive  Officer,  President
and  Director



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